SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 13, 1999



                              SoftNet Systems, Inc.
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               (Exact name of registrant as specified in charter)




       New York                      1-5270                  11-1817252
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)



         650 Townsend Street, Suite 225, San Francisco, CA    94103
         ------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)




        Registrant's telephone number, including area code (415) 365-2500
                                                           --------------



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.           OTHER EVENTS
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         On  April  13,  1999,  the  Registrant   held  its  Annual  Meeting  of
Shareholders. Each proposal passed with the requisite number of shareholder votes. In particular, the shareholders voted to:


         1) Elect the following persons to the Registrant's  board of directors:
Ronald I. Simon, Dr. Lawrence B. Brilliant, Ian A. Aaron, Edward A. Bennett, Sean P. Doherty and Robert C. Harris, Jr.

         2) Increase the authorized shares of common stock of the Registrant to 100,000,000 shares.

         3) Approve the Registrant's 1998 Stock Incentive Plan and option grants made thereunder. Since October 1998, the board of directors granted, pending shareholder approval, options to purchase 1,618,550 shares at the fair market price at the time of grant, which is an average exercise price of $11.10. In connection with such grants, the Registrant will take an aggregate non-cash compensation charge to earnings of approximately $79 million over the next four years.

         4) Authorize and approve the issuance of the common stock underlying the Registrant's convertible preferred stock and related warrants to purchase common stock, which in the aggregate will represent 20% or more of the outstanding shares of common stock.

         5) Approve the sale of the Registrant's remaining non-Internet related subsidiary, Micrographic Technology Corporation.

         6) Approve the Registrant's reincorporation in Delaware.

         7) Appoint PricewaterhouseCoopers as independent auditors of the Registrant for the fiscal year ending September 30, 1999.

         In addition, on April 14, 1999, the Registrant's common stock began trading over the NASDAQ Stock Market under the symbol SOFN.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SoftNet Systems, Inc.
                                             ---------------------
                                                      (Registrant)

Date:  April 13, 1999               By:    /s/ Douglas S. Sinclair
                                        --------------------------------
                                             Douglas S. Sinclair
                                             Chief Financial Officer

Exhibits
--------

99.1 News release announcing approval of all proposals at annual meeting of shareholders and trading over NASDAQ.